John Hancock Variable Insurance Trust
Supplement dated February 16, 2016
to the Prospectus dated April 27, 2015

Health Sciences Trust (the “fund”)

Effective April 1, 2016, Ziad Bakri will join Taymour Tamaddon as a co-portfolio manager of the fund. Mr. Bakri and Mr. Tamaddon will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio until July 1, 2016, when Mr. Tamaddon will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Tamaddon as a portfolio manager of the fund will be removed from the prospectus effective July 1, 2016. Mr. Bakri will continue to serve as the portfolio manager of the fund and will be solely responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following replaces the portfolio manager information under the heading “Portfolio management”:

Ziad Bakri
Co-Portfolio Manager
Managed the fund since 2016

The following information supplements and supersedes the portfolio manager information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “T Rowe Price Associates, Inc. (“T. Rowe Price”)” as it relates to the fund.

Funds	Portfolio Managers

Health Sciences Trust	Taymour Tamaddon, CFA and Ziad Bakri

▪	Ziad Bakri. Co-Porfolio Manager, managed the fund since 2016, joined T. Rowe Price in 2011.
▪	Taymour Tamaddon, CFA. Lead Portfolio Manager; managed the fund since 2013, joined T. Rowe Price in 2004.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.